SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  ___   )
Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.

 CORMEDIX INC.

(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

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(2)
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(3)
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CORMEDIX INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	JUNE 6, 2017
TIME:	11:00 a.m. Eastern time
LOCATION:	1545 U.S. Highway 206, First Floor Conference Room, Bedminster, New Jersey

This is not a ballot. You cannot use this notice to vote your shares. This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CRMD

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before May 16, 2017.

Please visit https://www.iproxydirect.com/CRMD to view the following materials:
● Notice of Annual Stockholders Meeting and Proxy Statement

● Form of Proxy Card

● 2016 Annual Report to Stockholders

You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting are included in the Proxy Statement.

you may enter your voting instructions at https://www.iproxydirect.com/CRMD until 11:59 pm eastern time June 5, 2017.

The purposes of this meeting are as follows:
1.
1.
To elect six directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 82,000,000 shares to 202,000,000 shares and to increase the number of authorized shares of common stock from 80,000,000 shares to 200,000,000 shares;

3.
To Ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

4.
To act upon such other matters as may properly come before the meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 13, 2017 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

CorMedix Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT